UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2013

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23695

(Commission File Number)

04-3402944

(IRS Employer Identification No.)

131 Clarendon Street

Boston, Massachusetts

(Address of principal executive office)

02117

(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On December 6, 2013, Julie A. Gerschick resigned as Chief Financial Officer and Treasurer of Brookline Bancorp, Inc. (the “Company”) to pursue other business opportunities.  Ms. Gerschick’s resignation will become effective December 31, 2013 (the “Resignation Date”), and prior to that date she will continue to perform her responsibilities and assist with transition matters.

(e)                                  In connection with her resignation, Ms. Gerschick entered into an agreement and general release (the “Agreement”), dated December 6, 2013, with the Company, Brookline Bank, First Ipswich Bank, and Bank Rhode Island.  Under the terms of the Agreement, Ms. Gerschick will receive a severance payment of $615,250, a bonus amount for 2013 of $115,600 and the option of continuing health benefits with partial premium payments by the Company for up to 18 months following the Resignation Date. As required by applicable law, the Agreement permits Ms. Gerschick to revoke the Agreement for a period of seven days, which seven-day period will lapse on December 13, 2013. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

On December 6, 2013, the Company issued a press release announcing the resignation of Julie A. Gerschick, its Chief Financial Officer and Treasurer.  A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

10.1	Resignation Agreement dated December 6, 2013 by and among Julie A. Gerschick, Brookline Bancorp, Inc., Brookline Bank, First Ipswich Bank, and Bank Rhode Island
99.1	Press Release dated December 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: December 6, 2013	By:	/s/ Michael W. McCurdy
General Counsel and Secretary

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Resignation Agreement dated December 6, 2013 by and among Julie A. Gerschick, Brookline Bancorp, Inc., Brookline Bank, First Ipswich Bank, and Bank Rhode Island
99.1	Press Release dated December 6, 2013